UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004

 Summus, Inc.  (USA)
 (Exact name of registrant as specified in its charter)

Florida	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Hannover Square Suite 600 434 Fayetteville Street Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                     Summus announced that effective September 8, 2004, Gary E. Ban, Summus' Chief Executive Officer, has been appointed to the Board of Directors.  Summus also announced that effective as of September 8, 2004, Summus has accepted the resignation of Jere A. Ayers as a Director of Summus.

                     A copy of the press release announcing these events is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Other Exhibits.

                     99.1  Press Release announcing the appointment of Gary E. Ban to the Summus Board of Directors and the resignation of Jere A. Ayers from the Board of Directors.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 10, 2004	SUMMUS, INC. (USA) By: /s/ Donald T. Locke Donald T. Locke Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing the appointment of Gary E. Ban to the Summus Board of Directors and the resignation of Jere A. Ayers from the Board of Directors.